UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2010

California Gold Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-134549	83-483725
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

c/o Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 400-6900
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report and its exhibits contain “forward-looking statements.” All statements other than statements of historical facts included in this report and its exhibits, including without limitation, statements regarding our financial position, estimated working capital, business strategy, the plans and objectives of our management for future operations and those statements preceded by, followed by or that otherwise include the words “believe,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “target,” “goal,” “plans,” “objective,” “should,” or similar expressions or variations on such expressions are forward-looking statements. We can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including, but not limited to, our inability to obtain adequate financing, insufficient cash flows and resulting illiquidity, our inability to expand our business, government regulations, lack of diversification, volatility in the price of gold, increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies. For further information about the risks we face, see “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this Report to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 3.02 Unregistered Sales of Equity Securities.

On December 23, 2010, California Gold Corp. (“we” or, the “Company”) held a closing of a private placement offering (the “Offering”) pursuant to which the Company sold to various institutional and accredited investors and non-U.S. persons (collectively, the “Investors”) 58,478,258 units of its securities (the “Units”) for gross proceeds of $1,461,956.45, at an offering price of $0.025 per Unit.  Each of 36,478,258 of the Units consists of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and a warrant to purchase one-half share of Common Stock at an exercise price of $0.125 per whole share (the “Warrants”). Each of the remaining 22,000,000 Units consists of one share of the Company’s Series A Convertible Preferred stock, par value $0.001 per share (the “Series A Preferred Stock”), and Warrants to purchase one-half of one share of Common Stock. The Warrants will be exercisable from issuance until eighteen months after the closing of the Offering.  The Company plans to apply the net proceeds of this closing towards the AuroTellurio Acquisition (as defined below), certain outstanding accounts payable and working capital. $25,250 in fees were paid to one consultant in connection with advice related to acquisitions and financing.

Each share of Series A Preferred Stock is convertible at any time into one share of Common Stock, subject to a 9.99% conversion blocker, and participates in dividends and other distributions on an equivalent basis with the Company’s Common Stock. The Series A Preferred Stock does not carry voting rights.

The number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Warrants, as the case may be, is subject to adjustment by the Company’s Board of Directors in the event of any change in the Company’s Common Stock, including changes by reason of stock dividends, stock splits, reclassifications, mergers, consolidations or other changes in the capitalization of   Common Stock, and the Warrants contain weighted average anti-dilution protection.

The subscription agreements (the “Subscription Agreements”) between the Company and each of the Investors in the Offering provide the Investors with certain “piggyback” registration rights covering the shares of Common Stock included in the Units or issuable upon conversion of the Series A Preferred Stock and registration rights covering the shares of Common Stock issuable upon exercise of the Warrants.

The sale of the Units and the securities contained therein were exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof and Regulation D and/or Regulation S promulgated thereunder, as transactions by an issuer not involving a public offering.  The purchasers of the securities represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate restrictive legends are being affixed to the certificates issued in the Offering.  All purchasers of the securities represented and warranted, among other things, that they were accredited investors within the meaning of Regulation D and/or non-U.S. persons within the meaning of Regulation S, that they had the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of an investment in the Company and had the ability to bear the economic risks of the investment, and that they had adequate access to information about the Company.

Item 5.03 Amendments to Articles of Incorporation.

On December 23, 2010, the Company filed with the Secretary of State of the State of Nevada a Certificate of Designations pursuant to which the Board of Directors increased its authorized shares of preferred stock to 22,000,000 shares and designated such shares as Series A Convertible Preferred Stock, par value $0.001 per share. The shares of Series A Preferred Stock have the preferences and other rights, voting powers, restrictions and limitations as to dividends, qualifications and other terms and conditions as set forth in the Certificate of Designations.

See Item 3.02 above for a summary description of the terms of the Series A Convertible Preferred Stock. The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the Certificate of Designations attached as an exhibit hereto and incorporated by reference herein.

Item 7.01.  Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a press release issued by the Company on December 28, 2010, announcing the matters set forth above under Item 3.10.

Item 8.01    Other Events.

As previously disclosed, on October 7, 2010, we signed a letter of intent, amended by letter dated November 11, 2010 (the “LOI”), with Mexivada Mining Corp. (“Mexivada”) to acquire an 80% interest in Mexivada’s La Viuda and La Viuda-1 concessions comprising its AuroTellurio tellurium-gold-silver property (the “Property”) in Moctezuma, Sonora, Mexico (the “Aurotellurio Acquisition”).

We have used $15,000 of the proceeds from the Offering to pay Mexivada the non-refundable portion of the down payment ($20,000 in total) on the Property required by the LOI.

In accordance with the terms of the LOI, we have given Mexivada our written confirmation that we intend to proceed with the AuroTellurio Acquisition.  Closing of the Aurotellurio Acquisition remains subject to satisfactory completion of documentation and other customary conditions.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits

The following Exhibits are being filed with this Report.

In reviewing the agreements included as exhibits to this Report, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found in the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit Number		Description

99.1	*	Press Release issued on December 28, 2010.

10.1	*	Form of Subscription Agreement with respect to the Common Stock between the Company and each Investor in the Offering.

10.2	*	Form of Warrant issued to each Investor in the Offering.

10.3	*	Certificate of Designations.

10.4	*	Form of Subscription Agreement with respect to the Series A Convertible Preferred Stock between the Company and each Investor in the Offering.

10.5	*	Subscription Agreement Addendum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Gold Corp.

Date: December 29, 2010	By:	/s/ James D. Davidson
	Name:	James D. Davidson
	Title:	Chief Executive Officer and President